WEYERHAEUSER COMPANY 2010 Investor Meeting MAY 27, 2010 Exhibit 99.1

Kathy McAuley Vice President, Investor Relations

Forward-looking Statement
This news release contains statements concerning the company’s future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on various assumptions and may not be accurate because of risks and uncertainties surrounding these assumptions.  Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements.  There is no guarantee that any of the events anticipated by these forward-looking statements will occur.  If any of the events occur, there is no guarantee what effect they will have on company operations or financial condition.  The company will not update these forward-looking statements after the date of this news release.
Some forward-looking statements discuss the company’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,”
“believes,” “should,” “approximately,” “anticipates,” “estimates,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms.
This release contains forward-looking statements regarding the company’s expectations during the second quarter of 2010, including a lower grade mix, higher silviculture and road costs and lower sales of non-strategic timberlands in our Timberlands segment; improved sales realizations and volumes, improved operating costs and production rates, and higher log costs in the Wood Products segment; higher pulp price realizations, increased expenses for annual planned maintenance and freight in the Cellulose Fiber segment; and increases in home sale closings and lower average sales prices in our single-family homebuilding operations. Major risks, uncertainties and assumptions that affect the company’s businesses and may cause actual results to differ from these forward-looking statements, include, but are not limited to:
the effect of general economic conditions, including the level of interest rates, availability of financing for home mortgages, strength of the U.S.
dollar, employment rates and housing starts;
market demand for the company’s products, which is related to the strength of the various U.S. business segments and economic conditions;
the successful execution of internal performance plans, including restructurings and cost reduction initiatives;
performance of the company’s manufacturing operations, including maintenance requirements and operating efficiencies;
raw material prices;
energy prices;
transportation costs;
changes in the Company’s business support functions and support costs;
changes in legislation or tax rules;
the level of competition from domestic and foreign producers;
the effect of forestry, land use, environmental and other governmental regulations;
legal proceedings;
the effect of weather;
the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters;
changes in accounting principles;
performance of pension fund investments and related derivatives;
the effect of timing of retirements and changes in the market price of company stock on charges for stock-based compensation; and
other factors described under “Risk Factors” in the Company’s annual report on Form 10-K.
The company also is a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan, China and Korea.  It also is affected by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the euro and the Canadian dollar.
Restrictions on international trade or tariffs imposed on imports also may affect the company.

Agenda
Dan Fulton: Introduction
Larry Burrows: Weyerhaeuser Real Estate
Company (WRECO)
Tom Gideon: Wood Products, Cellulose
Fibers, Timberlands
Miles Drake: Applied Technology
Patty Bedient: REIT and Financial Update
Dan Fulton: Conclusion and Q&A

Dan Fulton President and Chief Executive Officer

Larry Burrows President – Weyerhaeuser Real Estate Company (WRECO)

WRECO Overview Located in Desirable Markets 7

Leading Brands, Local Value Propositions 8

Local Value Proposition National Homebuilders WRECO Local Builders Decreasing access in downturn Financial Strength, Local Agility 9

Strategic Initiatives
Adapting to Local Market Conditions
Reduced hard costs
approximately 30%; monthly
sales increased
by 300%
Extended product line to
move-up buyer; increased
sales in community by 15%
Universal and green design
features incorporated into
active adult product line and
offered as options in core
product line

Offer distinctive <$200,000
product line in highly
competitive sub-market;
monthly sales increased
400%
Tap underserved second
home rural/beach market on
customer’s lot
Exploit new land opportunity
through
re-designed product
Strategic Initiatives
Adapting to Local Market Conditions

Market Performance Year Over Year Improvement for 4 Consecutive Quarters 12

Operational Improvements Residential Lots Sold 2007 572 2008 5,141 2009 5,011 2010.1 40 13

Improved Margins and Sales Velocity
Source: SEC filings
Sales Per Community Per Month
2010.1
Single-Family Gross Margins (1)
(1) Single-family gross margin = revenue less direct cost of sales, indirect cost of sales and period costs without regard to impairment charges

Well-Positioned Land in Target Markets
Positioning Allows Opportunistic Sales to Land-Light Builders
Distribution of WRECO Owned Lots
California 57%
Nevada 32%
VA & MD 6%
Texas 2%
Washington 2%
Arizona 1%

Well-Positioned for Recovery
2010 priorities
Return to profitability
Generate positive cash flow
Flexibility to adjust land pipeline for current market opportunity
Long-term opportunities
Housing fundamentals are favorable
Market recovery creates further opportunities to reposition land portfolio

Tom Gideon Executive Vice President – Forest Products Wood Products

2009 Wood Products Net Sales $2.2 Billion Focus on Residential Structural Frame 18

Aggressive Action to Restructure Operations Significantly reduced costs Closed and curtailed facilities Reduced staff Optimized manufacturing efficiencies 19

Well-Positioned for Recovery
Leveraging scale and market
position to maximize returns as
markets recover
Capitalizing on the gains resulting
from the actions taken during the
downturn
Disciplined approach to working
capital management

Cellulose Fibers

Focus on Absorbents and Specialty Fibers
Value-added, innovative specialty
fibers create a competitive advantage
Leading producer of absorbent fluff
Proprietary fibers for specialty applications
Strong markets experiencing global
growth
Constant focus on operational
improvement
Achieve world class performance
Capture value by reducing operating costs

Creating Value through Collaboration
and Innovation
Key customers offer growth opportunities
Develop technology solutions through targeted
collaboration
Differentiated absorbent products
Non-wovens
Composite materials
Green energy solutions

Timberlands

Timberlands Strategy
Grow and manage financially attractive,
sustainable forests
Position harvest for US recovery
Apply market knowledge to create additional value
Operate at scale and capture cost advantages
Explore opportunities for future growth
Increasing cash flow and asset value

Asset Base is Over 90% Productive
Timberlands
High quality sawtimber
Source of environmental and public benefits
Does not include 15.2 million acres of forestland under license in Canada
Timberlands
Acres (000)
% US West US South Uruguay China JV Total
Core
1,850 3,720 341 45 5,956 90.7%
Non-Core
213 394 - - 607 9.3%
TOTAL 2,063 4,114 341 45 6,563
100%

Generating Earnings from Non-Core Land Exchange for core land Sales of higher-and-better use (HBU) and non-strategic land Conservation and wetlands mitigation opportunities 27

Canadian Licensed Timberlands Managed
for Manufacturing Operations
Timberlands leased from
provincial governments to
secure volume for our iLevel
and Cellulose Fibers facilities
Lands managed according to
provincial standards
Province
Acres
(millions)
Alberta 5.3
British Columbia 2.3
Ontario 2.6
Saskatchewan 5.0
Total 15.2

All Lands are Independently Certified
Under Applicable Standards
Key stakeholder involvement
Based on sound science
Open, independent, peer reviewed research
Program broad in scope
Lands managed for productivity
and ecosystem values
Recognized as an industry leader by the
Dow Jones Sustainability Index

Sawtimber Expertise Creates Highest
Operating Values
Sawtimber increases in volume and value as it grows
Weyerhaeuser’s precision forestry further improves value
Age of Timber Stand
Higher Harvest Values Under Precision Forest Management
WY Precision Forestry: Increased yields and higher value products
Growth at Biological Rates
Approximate graphical representation

Timberlands Inventory Demonstrates
Species Preference and Age Class Distribution
Age Class Distributions
DOUGLAS FIR / CEDAR
WHITEWOOD
OTHER CONIFER
HARDWOOD
US West
76%
18%
5%
1%
Douglas fir – most desired,
highest value species
Sustainable harvest volumes
93%+ Sawlogs, remaining
stable
2.1 million acres and
160 million cubic meters

SOUTHERN YELLOW PINE
HARDWOOD
US South
24%
76%
Age Class Distributions
Southern yellow pine –
most desired/highest-
valued species
60%+ Sawlogs,
increasing to 65% over
the next five years
4.1 million acres and
140 million cubic meters
Timberlands Inventory Demonstrates
Species Preference and Age Class Distribution

CONIFER
EUCALYPTUS
Uruguay
36%
64%
Age Class Distributions
30% Peeler Grade logs,
increasing to 45%+ over
the next 10 years
341 thousand acres and
6 million cubic meters
Timberlands Inventory Demonstrates
Species Preference and Age Class Distribution

US Trend Log Demand Exceeds Domestic Supply US lumber demand will recover from cyclical low Canadian lumber imports will not return to prior peaks Expect log values will improve 34 *

BC Supplies Constrained Going Forward
Opportunity for US suppliers as Canadian production falls off
Annual allowable cut (AAC) reductions in British Columbia (BC)
due to impact of pine beetle
Source: BCMOF
0
20
40
60
80
Pre Uplift AAC 2005-06 Peak 2015 2021+
Harvested Beetle Kill
AAC
Inventory
Adjustment
Estimated Impacts of Mountain Pine Beetle Infestation
on Timber Harvests in BC Interior
Million Cubic Meters
Log Volume per Year

US Log Prices Have Bottomed,
Now Rebounding
Q1 2010 Western
prices up over 25%
from Q2 2009
Expect continued
improvement with
gradual recovery
in housing and
wood product
demand
Earnings improve
as deferred
volume is
harvested
Sawlog Prices
Douglas Fir #2 and Southern Yellow Pine
200
300
400
500
600
700
800
2000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
DF #2 Sawlog Price
SYP Sawlog Price
Source: Log Lines, Timber Mart South

International Markets Add to Weyerhaeuser’s Competitive Advantage Japan is a premium market for logs China and Korea have increased imports of US timber through the downturn 37

Harvest Volume Outlook is Positive
Harvest expected to increase 71% (2009 – 2019)
US will rise 60%; international to increase 4-fold
Cash flow driven by increased harvest and price recovery
Weyerhaeuser Global Fee Harvest Volume
0
5
10
15
20
25
30
35
0
1
2
3
4
5
6
7
8
9
International
North America
Fee Acres Owned

Timberland Values Have Held Up
Land prices did not follow log prices through cycle
Risk profile and option value being bid into land prices
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
NCREIF Average Timberland Values
Pacific Northwest
South

Scale and Logistics Provide Cost Advantages
Best practices and know-
how shared across
company
Logistical coordination
eliminates bottlenecks and
increases capacity
Hauling / dispatch trucking
Harvesting
Silviculture

Silviculture Results in Greater Productivity
and Margin
Leader in advanced silviculture
Increase productivity, reduce costs and gain value
Sustainability
Sustainability
•
US West
•
US South
•
Uruguay
•
China
•
US West
•
US South
•
Uruguay
•
China

US Oil, Natural Gas, Aggregates and
Minerals Have Growth Potential
7.1 million net mineral acres
Oil and gas
Haynesville Shale (LA)
Revenue interest in >1000
producing wells
Developing equity participation
program in selected wells
Aggregates and minerals
$10+ million annual business
with growth potential
Economic downturn affected
2008-2009 revenues
Oil and gas
$0
$10
$20
$30
$40
$50
$60
2003 2004 2005 2006 2007 2008 2009
Aggregates and minerals
$0
$5
$10
$15
2003 2004 2005 2006 2007 2008 2009

Exploring Timberlands Growth Opportunities
Rising global demand for wood fiber and
environmental solutions will drive
timberland values
Selective acquisition opportunities
United States
South America, China and other emerging
geographies

Well-positioned to Capitalize on
Attractive Outlook
Increasing harvest levels will generate higher
cash flows
Positioned to bring deferred harvest to market as
market conditions improve
Ongoing precision forestry will continue to generate higher
value sawtimber
Optimizing log export market opportunities
Further improving operational efficiencies
Evaluating portfolio growth opportunities

Miles Drake Chief Technology Officer

Applied Technologies Capture Highest Value
Benefits to core strategy
Increased high quality sawtimber yield in North America
Reduced costs of forest interventions
Shorter rotation time
Optimized harvest planning
Enhance license to operate – sustainability
Underpins new opportunities
Biomass
Environmental offsets

Applied Technologies are Embedded in the Timberlands Business Model Applied Technology Land Portfolio Forest Management Market Focus Scale Operations Timberlands: Maximize Cash Flow and Asset Value 47

Silviculture Optimized through the
Rotation for Highest Value Product Mix
Sustainability
Sustainability
•
US West
•
US South
•
Uruguay
•
China
•
US West
•
US South
•
Uruguay
•
China
Financial
Optimization
Fertilizer,
Thinning and
Pruning
Vision
Forestry
Seedlings

Putting the Right Seedling in the Right
Place for the Right Product
Scale nurseries produce genetically improved trees
For sawtimber, traits focused on
Volume growth
Strength
Straightness
Disease resistance

Taking Seedling Improvement to the Next Level Patented manufactured seed technology to deploy desirable traits at scale and reduce cycle time for tree improvement 50

Vision Forestry Lowers Costs and
Generates Greater Returns
Innovative site design for maximum survival and
growth of seedlings
Treatments focused only on acres to be planted
Allows efficient movement of people and equipment

Precision Fertilization Accelerates Growth
and Reduces Cost
Fertilizer is applied at differing rates
to stands at different stages of
tree growth
Precision application done at lower cost
Proprietary Weyerhaeuser fertilizer
Reduces / controls volatility
Balanced nutrients
Nutrients available in
single spot
Additional value through
licensing to third parties

Deploying Next Generation Technology
to Optimize Harvest Timing
Sensing technologies and growth and yield models
ensure harvest at financial optimum
Growth and yield planning
Remote sensing
Environmental management

Sustainability and Environmental
Capabilities Increase Ownership Value
Environmental competencies
Enable higher yields throughout
a rotation
Meet ecological and sustainability
requirements
Ensure license-to-operate and
regulatory compliance

Collaborative Approach Critical to Ensure
Broad Acceptance of Results
Working with stakeholders
Industry, academia,
government, public
Landscape scale field research trials
Large, well managed and
instrumented sites
Open, independent, peer
reviewed research
University, government and
NGO participation
Life cycle impact studies
Impact on soil nutrients,
carbon, wildlife, water and
greenhouse gases

Applied Technologies Increase
Cash Generation and Create Value
Improved value at harvest
Example: Enhanced sawtimber yield in the South
generates enhancement of $75 per acre at harvest
today over industry average
Increased cash generation through
operational efficiencies
Example: Fertilization savings $8.5 million in
year one of introduction

Positioning for Emerging Business
Opportunities
Global requirements for sustainable products, green
energy and more productive resource systems are
leading to new business opportunities
Biomass
Environmental offsets
Land management
Exploring new technologies, partnerships and
on-the-ground pilots

Biomass Markets are Developing Rapidly
•
Mill residuals
•
Forest residuals
•
Energy crops
•
Mills
•
Logistics
•
Procurement
systems
•
Power production
•
Utility co-fire
•
Biomass boilers
•
Industrial
•
Transportation fuels
•
Chemicals and
materials
Sustainable
Feedstocks
Conversion &
Supply Chain
End Use

Weyerhaeuser US Biomass Feedstock Volume Harvest residuals represent most of available biomass supply Weyerhaeuser Biomass 0 5 10 15 20 25 30 Total Available Other Harvest Residuals 59

Logistics and Supply Chain Management a Competitive Requirement Felling of Logs and Understory Material Skidding Chipping Loading Transport 60

Integrating New Biomass Sources into
Precision Forestry
Grow rows of pine trees and an energy crop
Perennial energy crop harvested annually
Trees managed for wood products and fiber
Legend:
Sawtimber
Fiber
Site Prep
Intercrop
Vision Forestry
Intercropping

New Co-Products Biofuel Pulp Power Opportunity to Leverage Current Biomass and Mill Co-products Pulp Mill 62 Biomass from Forests

Exploring New Partnerships to Open Up
New Value Chains
Energy producers – power and transportation fuels
Supply chain partners
Energy-intensive companies looking for
sustainable services and products beyond biomass
Proven carbon sequestration
Sustainable resource management
Knowledge Experience Reputation

Technology Joint Venture with Chevron to Develop Transportation Fuels from Forests Sustainable feedstocks at scale Conversion technology High quality fuels to customers 64

Potential to Leverage our Expertise
Exploring global opportunities to provide solutions to others
Forest management
Afforestation
Watershed and habitat improvement / management
Carbon sequestration
Erosion mitigation

Benefits of Applied Technologies
Maximizing value per acre
Forest systems with high sawtimber values in the US
Adapting forest regimes to increase total sustainable biomass harvest while preserving timber values
Pursuing global opportunities to bring our expertise
to others

Patty Bedient Executive Vice President and Chief Financial Officer

REIT structure best supports strategic direction
Benefit to the Company
Qualified earnings distributed to shareholders not taxed at
corporate level
Benefit to shareholders
Most dividends to shareholders taxed at capital gains rate
No changes needed in legal structure or business mix
Need to payout accumulated earnings and profits
REIT Conversion Likely in 2010

Earnings and Profits (E&P)
Current estimate of E&P dividend: $5.5 to $5.7 billion
Cash portion of E&P dividend will be capped at
10% of total
Need to distribute by the end of the year of REIT
conversion
Process governed by SEC and IRS rules and
regulations

Action Approximate Days
Declare dividend 0
Ex-dividend date 7
Dividend record date;
File prospectus with SEC
10
Notify holders regarding
election of stock or cash
dividend
14
Election forms due 40
Stock valuation dates 41-43
Dividend payment date 47-50
Process for E&P Distribution

Total Earnings and Profits Distribution $  5.7   billion
Current Shares Outstanding 211.40 million
E&P Dividend per Share $26.96 per share
Share Calculation
Total E&P $ 5.7     billion
Cash Portion of E&P (10%) $   .57   billion
Stock Portion of E&P (90%) $ 5.13   billion
Assumed Market Value of Stock at Ex-dividend Date $45.00 per share
E&P Dividend per Share $26.96 per share
Theoretical Share Price $18.04 per share
Estimated Stock Portion of E&P $ 5.13 billion
Theoretical Share Price $18.04 per share
Theoretical Shares Issued for E&P 284.42 million shares
Current Shares Outstanding 211.40 million shares
Total Pro-forma Shares Outstanding 495.82 million shares
Hypothetical Share Impact: E&P Distribution
(For illustrative purposes only)
Assumptions:
$5.7 billion E&P
$45 stock price at
ex-dividend date
211.40 million
shares outstanding

Hypothetical Market Capitalization Impact:
E&P Distribution (For illustrative purposes only)
Assumptions:
$5.7 billion E&P
$45 stock price at
ex-dividend date
211.40 million
shares outstanding
Value Share Count Per Share
Pre-Distribution Market
Capitalization
$9,513 211.4 $45.00
Total E&P Distribution ($5,700)
______________________________________
211.4
_________________________________________________
($26.96)
_________________________________________________
Ex Dividend Value of Original
Stock
$3,813 211.4 $18.04
Stock Received in E&P
Distribution (90%)
$5,130
_______________________________________
284.4
_________________________________________________
$18.04
_________________________________________________
Pro Forma Post-Distribution
Market Capitalization
$8,943 495.8 $18.04
Cash Received in E&P
Distribution (10%)
$570
______________________________________
Total Value for Shareholders $9,513
in millions except per share amounts

Accounting Impact of E&P Distribution
(Assuming $5.7 billion E&P, and 90% stock and 10% cash distribution)
Pro-forma changes to balance sheet
Cash reduced by $570 million
Deferred tax liability reduced by approximately $1.0 billion
Shareholders’ equity increased by $430 million
Pro-forma changes to income statement
Tax benefit of $1.0 billion, as a result of the elimination of deferred taxes
2010 income tax expense recalculated to reflect REIT treatment
Stock portion of E&P dividend treated as share issuance,
and EPS will be adjusted on a prospective basis

Ongoing REIT Requirements
REITs are generally required to distribute 90% of tax basis income as a dividend, with certain exceptions for capital gain income
Asset Test (Quarterly)
75% of fair market value of REIT assets must be qualified assets –
primarily timberlands and cash
Net investment in Taxable REIT Subsidiary (TRS) limited to
25% of REIT’s gross assets
Income Test (Annual)
At least 75% of a REIT’s gross income must come from rent and sales of real property, including standing timber on a pay as cut basis
At least 95% of a REIT’s gross income must come from rent and sales of real property plus interest or dividends (including dividends from the TRS)

Substantial Near-Term Liquidity
Cash Balance (3/31/2010): $2.1 billion
Bank Revolving Credit Facility: $1.0 billion
(Expires 12/2011)
Total Debt (3/31/2010): $5.7 billion
Current Credit Ratings:
2010 2011 2012 2013 2014 2017-2033
$43 $30 $1,263 $433 $15 $3,891
Debt Maturity Schedule ($ millions)
S&P:    BBB- (negative)
DBRS: BBBH (negative)
Moody’s: Ba1 (developing)
Fitch:      BB+ (negative)

Key Dividend Considerations
Macroeconomic climate
Earning potential of the company
Target capital structure
Appropriate debt levels
Long term liquidity
Maintaining access to capital
Affordability
Future growth opportunities

Updated Second Quarter 2010 Outlook
Segment Q2 Outlook Compared to Q1 Earnings
Timberlands
Log prices expected to increase, partially offset by a lower grade mix and higher silviculture and road costs
Excluding the disposition of non-strategic timberlands, Q2 operating earnings are expected to be comparable to Q1
Disposition of non-strategic timberlands are expected to be lower than Q1
Wood
Products
Improved sales realizations and volumes anticipated
Manufacturing unit costs are expected to improve as production increases, partially offset by higher log costs
Segment expected to be profitable in Q2
Cellulose
Fibers
Expect higher pulp price realizations, partially offset by increased freight and slightly higher annual maintenance costs
Q2 earnings expected to be substantially higher than Q1
Real Estate
Anticipate an increase in home closings, offset by lower average sales prices due to mix
Q2 loss from single-family homebuilding operations expected to be comparable to Q1

Dan Fulton President and Chief Executive Officer

Recognized Leader in Sustainability 79

Reasons to Own Weyerhaeuser
Most attractive timberland in the world
Leader in adding and extracting value from timberlands
Uniquely positioned to benefit from the recovery
Focused on returning value to shareholders